SCUDDER                                                          [logo]


Scudder Zero Coupon 2000 Fund

Supplement to Prospectus
Dated May 1, 1997

Until April 30, 1998, the Fund's investment adviser, Scudder Kemper Investments, Inc., has agreed to continue to waive all or portions of its fees payable by the Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 1.00% of average daily net assets of the Fund.




December 31, 1997